November 2008 Exhibit 99.1

Legal Notice & Safe Harbor
Stockholders of Trans-India Acquisition Corporation (“TIL”) and other interested persons are advised to read TIL’s preliminary proxy statement filed with the Securities and Exchange Commission (the “SEC”) by TIL on November 12, 2008 and the definitive proxy statement, when available, in connection with TIL’s solicitation of proxies for the special meeting to approve the proposed transaction with Solar Semiconductor Ltd. (“SSL”) because these proxy statements will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. The preliminary proxy statement and other relevant materials (when they become available) and any other documents filed by TIL with the SEC may also be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by TIL by directing request to: Trans-India Acquisition Corporation, 300 South Wacker
Drive, Suite 1000, Chicago, Illinois 60606, Attention: Craig Colmar, Secretary and Treasurer.
This presentation contains forward-looking statements that involve substantial risks and uncertainties including statements regarding the expected growth of the solar photovoltaic market, Solar’s projected revenue, sales and net income in future periods,
Solar’s backlog, the impact of the earnout to shareholders, demand for solar photovoltaics and the drivers of such demand, cost advantages, the development of Solar’s new Fab City facility, the installation of new module manufacturing lines and cell manufacturing lines at such facility, module and cell manufacturing capacity, in-house production of PV cells, commitments and obligations under Solar’s long-term supplier and customer agreements and Solar’s ability to lease additional land for further expansion.  The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would”
and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  The parties may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and investors should not place undue reliance on the forward-looking statements.  Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements made by the parties.  Important factors that could cause actual results or events to differ materially from the forward-looking statements, include among others: (i)
legislation or regulatory environments, requirements or changes adversely affecting the business in which Solar is engaged; (ii)
continued compliance with government regulations; (iii) fluctuations in customer demand; (iv) management of rapid growth; (v) the time to develop and market new products; (vi) the successful development of Solar’s new facility and installation of new manufacturing lines; (vii) general economic conditions; (viii) geopolitical events; (ix) changing principles of generally accepted accounting principles; and (x) access to capital.  Further, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, collaborations or investments.  Additional information concerning the forward-looking statements is confined under the heading “Risk Factors” in the preliminary proxy statement filed by TIL on
November 12, 2008 and other filings with the SEC from time to time.  Neither TIL nor SSL assumes any obligation to update any forward-looking statements.

Table of Contents A. Market Overview B. Transaction Overview C. Business Overview D. Strategy/Roadmap E. Conclusion Appendix

Table of Contents A. Market Overview

Market Opportunity: Growth + Penetration
Energy is a huge market (60,000 gigawatts) and growing!
Technology + economies of scale (not subsidies) have driven down price per watt of installed PV systems from $20 to $8
Solar, a $17 bn market in ‘07, is just 0.01% of the overall energy market – poised for even more growth as costs get to par with fossil fuels
Demand
Drivers
Even with 30-40%
growth rates, solar
(both thermal and PV)
will be only about 1.0%
of global installed
capacity and 0.4% of
global generation in
2011
*
.
* Source:  Solar Generation V – 2008, A report by European Photovoltaic Industry Association (EPIA)
0.4%
0.2%
0.5%
0.2%
0.7%
0.3%
1.0%
0.4%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
2008E 2009E 2010E 2011E
Capacity (%) Generation (%)

Table of Contents B. Transaction Overview

Exciting Sector, Exciting Company
The Solar Energy Sector has/will exhibit strong growth (30-40%
*
)
Management team with track record of shareholder value creation and relevant semiconductor/high tech experience
Backlog of approximately $2 billion in revenue through 2011
Top tier suppliers and customers
Strategic roadmap to make attractive returns in a sector where winners need to reduce ASPs by half by 2012 (grid parity)
Low cost manufacturing plus skilled workforce located in India
Attractive investment in a growth industry
* Source:  Solar Generation V – 2008, A report by European Photovoltaic Industry Association (EPIA)

Transaction Summary
Closing Terms
(1)
:
— Closing consideration:  $200M of TIL common stock
valued at $8 per share
— Earn out: up to $275M of additional common stock
based on demonstrated business performance (baseline
performance is $50M in adjusted net income (2) )
Earn Out Calculation:
— Based on  SSL’s adjusted net income (2) for  FY 2010,
the consideration to be paid to shareholders of SSL,
may be adjusted as  follows;
If SSL’s adjusted net income (2) for FY 2010 is
between $28.1M and $50M, the purchase price
will be increased by an amount equal to the
amount by which the FY 2010 adjusted net
income is greater than $28.1M multiplied by 8.
If SSL’s adjusted net income (2) is greater than
$50M, the purchase price will be increased
additionally by the lesser of: (a) $100M or (b) an
amount equal to the amount by which the FY
2010 adjusted net income exceeds $50M
multiplied by 4.
8
(1) Amounts assume 100% acquisition of SSL equity at closing.
(2) Adjusted net income differs from US GAAP net income.  Certain expenses are added back to GAAP net income to determine adjusted net income.
These include certain stock related compensation expenses, expenses associated with the TIL acquisition of SSL, and any costs associated with listing on a different national exchange. This is more fully described in TIL's preliminary proxy statement field with the SEC on November 12, 2008.
(3) Assumes no exercise of TIL conversion rights by TIL stockholders. Approximately upto $28 million, subject to conversion and payment to TIL stockholders as of September 30, 2008.
Proposed Sources & Uses of Cash
(3)
:
Sources:
Available Cash – TIL - $85M
Uses:
Working Capital (Si) - $45M
Cell Expansion - 20M
Module Expansion - 10M
Cash on Balance Sheet  - 10M
Total $85M

Table of Contents C. Business Overview

Company Overview
Projected revenue growth from $15M in FY
2008 to $140M in FY 2009E
–
200 MW of total module capacity by December 2008
–
405 MW of total module capacity by 2010
–
30 MW of cell manufacturing capacity by March 2009
–
50 MW of thin film capacity by 2009
Overview
Incorporation
Global Company founded in 2006 by Hari
Surapaneni and Venkata Kode
Summary
Financials
Manufacturing
Locations
Kompally and FabCity near Hyderabad, India
–
35,000 sq ft facility in Kompally
–
160,500 sq ft facility in FabCity coming online by December
2008
–
50 acre FabCity campus with the option to expand to 100
acres
Employees
564 full-time employees as of September
2008
Our Products & Services
Family of
mono and
multi
crystalline
modules
Current
Roadmap
Solar cells Thin film
Power
Plants

Strong and Experienced Management Team
Hari Surapaneni
President & CEO
Bill Bush
Chief Financial Officer
Nava Akkineni
Executive Vice President,
Sales & Marketing
SSN Prasad
VP – Worldwide manufacturing
& India Operations
Name Position Previous experience
Venkat Kode
Chief Strategy Officer
Mike Ross
VP – Legal, HR & Admin
Vishnu Reddy
VP – Quality and Reliability
• All logos are the trademarks of the respective companies
Significant relevant experience to execute our business plans

12 Strategic Partnerships • All logos are the trademarks of the respective companies Unique positioning with respect to strategic relationship with top tier companies

India: An Attractive Market for Operations
Subsidized cost of land
66 year low cost lease
Access to English speaking
workforce
Engineer salary: $12,000/yr
Technician salary: $3,000/yr
Tax incentives
No income tax for 10 years
No customs duties
Lower cost power and water
Eligible for 20% subsidy on CapEx (1)
FabCity
S.E.Z.
Hyderabad
(1) Subsidies realized after the total CapEx reaches $250MM
Lower transportation costs due
to proximity to shipping ports

Product Quality Focus
Date Certification
Nov 2007 CE certification
Jan 2008
ISO 9001:2000
certification
Feb 2008 IEC 61215 certification
Feb 2008 IEC 61730 certification
March 2008 CSA listing
April 2008
TÜV
certification
December 2008
(expected)
Full UL certification
Automated
lines
Six
Sigma
Quality
Circles
SPC
Lean
manufacturing
“Solar Semiconductor has demonstrated the emphasis and focus on the quality of their Solar Photovoltaic modules, and unequivocally gives Solar Semiconductor a leadership status in the Photovoltaic manufacturing market…they have consistency in their production process and their product quality is exceptionally high”
- Enrico Ruhle (MD), TÜV Rheinland, June 2008
Recognized by TÜV Rheinland, a quality certifying body

Table of Contents D. Strategy/Roadmap

Strategy/Roadmap
Strategy
Roadmap to achieve grid parity
Limit exposure to long term
supply contracts at high prices
Best in class practices
Manufacturing – processes
co-developed with industry
leaders
Working capital
management – contract
manufacturing
Supply chain - e.g. SAP
Focus on quality and innovation
Roadmap
Broad product line, multiple
technologies, and services
2007:  Manufacture PV
modules
2009: Manufacture Cells,
Thin Film, and System
Integration
Diversify into Energy Sales

17 MG Silicon Poly Silicon Silicon Wafers PV Cells PV Modules Strategy/Roadmap – Value Chain Thin Film SOLAR Semiconductor in the value chain Channels Direct

Strategy/Roadmap – Future (closer than we think!)
Total PV System Cost
$3.76
$2.00
$2.00
$3.60
-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
Current Future
Modules Installation
$7.36
$4.00
Long term view that upstream supply will dramatically reduce costs for solar participants across value chain
Near term: did not lock in long term cell contracts at uneconomical prices
Long term: QUALITY will become key differentiator, not cost

Rapid Capacity Expansion & Backlog
Our rapid capacity expansion and low cost manufacturing allow us to take advantage of demand opportunities through OEM and direct sales efforts
Capacity
Thin Film Unfunded
Cell Funded
Cell Unfunded
Module Funded Module Unfunded
  -
50
100
150
200
250
2009 2010 2011 2012 2013 2014
3
Backlog and Number of Customers
1
1
1
1
6
Backlog
30 30
195
50
30
195
150
30
195
90
105
210
210
-
50
100
150
200
250
300
350
400
450
Thin Film Cell Module
2007A 2008E 2009E 2010E
Thin Film Cell Module Thin Film Cell Module Thin Film Cell Module

Summary Financials
Solar Semiconductor is rapidly growing, matching capacity increases with significant operating leverage
Unaudited
Results
Year Ended
3/31/08
6 Months
Ended
9/30/08
FY2009
Ended
3/31/09
(Projected)
Revenue $15.2M $54.5M $140.0M
%
Year to Year
Increase
Not
Meaningful
Not
Meaningful
833%
Business Focus:
1. Capacity expansion
2. Sourcing
components
economically
3. Minimization of
foreign exchange
impacts
4. Yield Management
• Unaudited interim results
• The company did not have comparable revenues in the prior period

Table of Contents E. Conclusions

Conclusions
SSL has paced well in its early years compared to industry leaders
SSL benefits from strong industry relationships with leading customers and suppliers
Management team with significant relevant experience
Product offering focused on quality
High sales backlog providing good visibility

Table of Contents Appendix

Management Disclosure
Management believes that its comparable companies can be classified in 2 categories based on qualitative measures
Management believes that Tier I companies include: First Solar, Suntech Power
Holdings, Sunpower Corporation, Renewable Energy Corporation, Q-Cells,
Solarworld, Ersol Solar Energy, Motech, Energy Conversion Devices, SMA Solar
Technology, E-Ton Solar Tech, and Solon
Management believes that Tier II companies include: Solarfun Power Holdings,
Canadian Solar Inc., Yingli Green Energy Holdings Co. Ltd., Trina Solar Ltd.,
Evergreen Solar Inc., LDK Solar, JA Solar, China Sunergy, Solar-Fabrik, and Sunways

Tier-Wise Sector Valuation
Management believes its qualitative characteristics are
more similar to Tier 1 companies than Tier 2
The Solar Sector has performed extremely well since 2005 –
A broad set of solar comparables have increased revenue and earnings by 180.6% and 203.8% versus the S&P
500, which has experienced revenue and earnings growth of 10.9% and (19.9%) respectively
Additionally, there is a wide divergence between Tier I and Tier II valuations
6.4x
4.4x
1.03x
Current
Estimates**
32.7x
20.3x
8.10x
Historical
Average*
Sector
19.1x
13.8x
8.50x
Historical
Average
Tier II
3.1x
2.3x
0.52x
Current
Estimates
Tier I
Historical
Average
Current
Estimates
EV/Fwd.Sales 7.44x 1.58x
EV/Fwd.EBITDA 24.7x 6.3x
P/Fwd.E 41.7x 9.2x
Prices as on November 12, 2008
* Historical averages are based on 3 year historical Wall Street forward estimates
** Current estimates are CY 2009 data from Wall Street research
Comparisons based on Management judgment

Sales Velocity Compared to Industry Leaders (Tier I)
SSL compared to industry leaders:
• U.S. accreditation 5 years before Suntech at similar stage
• Diversified geographic sales base versus First Solar
Comparison based on Management judgment
• First Solar’s commencement year was 2003 and the year 6 estimate is from Wall Street research
• Suntech’s commencement year was 2002 and the year 7 estimate is from Wall Street research
• SunPower’s commencement year considered is 2003 and the year 6 estimate is from Wall Street research
0.0
200.0
400.0
600.0
800.0
1,000.0
1,200.0
1,400.0
1,600.0
1,800.0
2,000.0
2,200.0
Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7
First Solar Suntech Sunpower SSL (estimated)

Key Leadership Characteristics
Management believes SSL’s characteristics are
comparative to Tier I players in the industry
Comparisons and ratings based on Management judgment
1 4 4 4
Tier I
2 3 4 4
Tier I
Tier I Customers &
Suppliers
Sales Reach Diversity
Vertical Integration
Horizontal
Integration
Solar Semiconductor
4 2 2 2
Management Visibility
Quality
Perceived Real
Solar Semiconductor
4 4 4 4
1 4 4 4
Tier I
2 3 4 4
Tier I
Tier I Customers &
Suppliers
Sales Reach Diversity
Vertical Integration
Solar Semiconductor
4 2 2 2
Management Visibility
Quality
Perceived Real
Solar Semiconductor
4 4 4 4

Backlog/Visibility
• Based on Wall Street research estimates in early 2007 for 2008
Comparisons and ratings based on Management judgment
Company 1
Company 6
Company 2
Company 3
Company 4
Company 5
Company 7
Company 8
-
1.0
2.0
3.0
4.0
5.0
6.0
1 2 3 4 5 6
Low Visibility
Strong Visibility
Backlog

Implied Valuation based on potential Fiscal
2010 (March 31, 2010) Adjusted Net Income

2010 Adjusted Net Income*
PE Multiple Paid to SSL
Valuation of SSL
Total Trans-India Shares Payable to SSL for Merger
Less Shares Attributable to SSL Options and Warrants Assumed**
Total Paid to SSL at Closing
Shares Outstanding on Treasury Method - (Post Offering)
Trans-India Common Shares
Trans-India Warrants (Using Treasury Methodology)***
Trans India Shares Issued to SSL at Closing
Trans-India Shares Attributable to SSL Options and Warrants Assumed**
Estimated Fully Diluted Shares Outstanding (under Treasury Methology)
2010 Adjusted Net Income*
Fully Diluted Shares at Closing (Under Treasury Methodology)
Adjusted Earnings Per Share
Minimum Share Price
Implied PE at $8.00 Share Price
**  The 3.1 million shares refer to the 5.5 million shares options and warrants under the treasury method with average exercise price of $3.48 on TIL basis
* U.S. GAAP Net Income numbers adjusted for:
1.  Certain stock related compensation expenses
2.  Any transaction expenses associated with Trans-India-SSL merger
*** The 11.7 million Trans-India warrants outstanding under the treasury method at $8.00 per share stock price
$0 $25,000,000 $28,125,000 $50,000,000 $75,000,000
NA 8.0 7.1 7.5 6.3
$200,000,000 $200,000,000 $200,000,000 $375,000,000 $475,000,000
25,000,000 25,000,000 25,000,000 46,875,000 59,375,000
3,129,954 3,129,954 3,129,954 3,129,954 3,129,954
21,870,046 21,870,046 21,870,046 43,745,046 56,552,789
14,200,000 14,200,000 14,200,000 14,200,000 14,200,000
4,387,500 4,387,500 4,387,500 4,387,500 4,387,500
21,870,046 21,870,046 21,870,046 43,745,046 56,552,789
3,129,954 3,129,954 3,129,954 3,129,954 3,129,954
43,587,500 43,587,500 43,587,500 65,462,500 78,270,243
$0 $25,000,000 $28,125,000 $50,000,000 $75,000,000
43,587,500 43,587,500 43,587,500 65,462,500 78,270,243
$0.00 $0.57 $0.65 $0.76 $0.96
$8.00 $8.00 $8.00 $8.00 $8.00
NMF 13.9 12.4 10.5 8.3